UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and Global Chief Investment Officer
Calamos Advisors LLC,
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2016

DATE OF REPORTING PERIOD:	January 1, 2016 through December 31, 2016

ITEM 1. REPORT TO SHAREHOLDERS.

Growth and Income Portfolio
ANNUAL REPORT DECEMBER 31, 2016

Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, convertible, fixed income and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced one of the first liquid alternative funds, offering returns with lower correlation to traditional stock and bond markets. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

JOHN P. CALAMOS, SR.
Chairman and Global CIO

Dear Contract Holder:

Welcome to your annual report for the 12-month period ended December 31, 2016. In this report, you will find commentary from the Calamos Investment Management Team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Growth and Income Portfolio.

In 2016, the stock and convertible markets advanced, but the period was characterized by volatility. As the year began, investors worried about the health of the global economy and what the Federal Reserve would do in regard to short-term interest rates. Market sentiment improved as the year progressed as confidence increased that the U.S. economy and global economy remained positioned for growth.

As we look to the coming year, we believe fiscal policy, reduced regulation and tax policies can provide a stronger catalyst for sustainable U.S. economic expansion. Even so, the economy and markets are different and we believe a more selective investment approach remains appropriate. In particular, we would not be surprised to see a pause or pullback as fiscal policies are hammered out.

The Federal Reserve has raised short-term interest rates and long-term interest rates have started to increase as well. While we believe long-term interest rates are not likely to soar over recent months, our team remains highly attentive to the potential impact of interest rate changes.

We believe this portfolio’s differentiated strategy is well-suited for an environment characterized by opportunity and volatility. In contrast to balanced portfolios that invest exclusively in stocks and bonds, we take a broader approach that includes convertible securities. Convertible securities are hybrid instruments that combine attributes of stocks and bonds, and Calamos Investments has utilized them for nearly forty years. Through our dynamic approach, we believe we are better positioned to provide contract holders with a portfolio that demonstrates resilience during periods of downward stock market volatility, with less vulnerability to interest rate changes than a portfolio with a more limited investment universe.

As always, thank you for your trust in Calamos Investments. I invite you to visit www.calamos.com for additional commentary from our investment team, including our most recent outlook and market insights.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Investment Team Discussion

SECTOR WEIGHTINGS
Information Technology	20.3%
Consumer Discretionary	16.2
Financials	13.4
Industrials	11.2
Health Care	10.4
Consumer Staples	8.5
Energy	6.6
Utilities	3.7
Telecommunication Services	2.2
Real Estate	2.1
Materials	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Portfolio may hold.

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How has the Portfolio performed?

For the 12-month period ended December 31, 2016, Calamos Growth and Income Portfolio (the “Portfolio”) increased 6.32% (Class A shares at net asset value) versus a return of 11.96% for the S&P 500 Index and gain of 19.00% for the Value Line Convertible Index (or specifically the Value Line Total Return Index, which includes an income component for issues making interest and dividend payments). The BofA Merrill Lynch All U.S. Convertibles Index returned 10.43% for the annual period.

During the calendar year’s periodic bouts of downside volatility (as evidenced by the market sell-off to begin the calendar year, the Brexit two-day rout, and the sell-off just prior to U.S. elections), the Portfolio protected assets during the market’s rapid declines, showing the value of our risk-managed approach. In the market’s recovery phases, the Portfolio participated but did not own as many value-oriented and cyclical names that the market favored as U.S. and global recessionary fears abated.

We manage this Portfolio with the goal of achieving upside equity participation and potential downside protection over full market cycles via a quality-growth strategy. Since its inception on May 18, 1999, the Portfolio has returned 6.83% on an annualized basis (Class A shares at net asset value) versus a 4.92% gain for the S&P 500 Index and a 7.34% return for the Value Line Convertible Index.

What is the Portfolio’s investment strategy?

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed income securities of U.S. companies that can span market capitalizations. In pursuing its total-return investment objective, the Portfolio’s investment team attempts to utilize these different types of securities to strike the appropriate balance between risk and reward with the intent of optimizing growth and income. As we focus on managing volatility, our goal for the Portfolio is to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s lower-volatility* characteristics

We believe the Portfolio’s historical lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a portfolio’s historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the volatility of the market would have a beta of 0.5, while a portfolio with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Portfolio has had a beta of 0.72 (Class A shares) versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Although our strategy is compared to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. We believe this offers lower downside capture, which is a critical part of our risk-management process, but it can also cause the Portfolio returns to lag the

* The Portfolio’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Portfolio. The Portfolio’s investment objective does not seek to reduce volatility, and as a result, the Portfolio may experience volatility in some market conditions.

2     CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

benchmark return during periods of strong market performance. Through this focus on risk management, we have been able to provide investors a less-volatile equity investment, as measured by beta, and outperform the S&P 500 Index since inception.

What factors influenced performance?

Equities experienced a steep sell-off that started just prior to the end of 2015 and continued through February 11, 2016. Concerns of falling commodity prices, China’s economic growth and potential currency devaluations, and mixed U.S. earnings fueled recessionary fears and led investors into safe-haven investments and out of higher-growth businesses. As modest-yet-positive economic data was reported, investors returned to the equity market with a preference for value, cyclical and higher-dividend stocks. In April, the Federal Reserve signaled that the global economy was growing at an ample pace, which provided an additional boost to more cyclically-oriented businesses.

Investors appeared to be caught off guard by the June 23, 2016 UK referendum vote to leave the European Union. U.S. stocks tumbled 5% over the course of two days but recovered during the following three days. Although the panic over Brexit was short-lived, it’s noteworthy that the Portfolio resisted the full brunt of the downturn and preserved investor capital. Overall, the Portfolio provided a less-volatile path for investors while participating in the equity markets. This was attributable in part to the Portfolio’s convertible holdings.

Markets continued to rally post-Brexit through much of August, but paused for a bit and declined just ahead of the U.S. elections in early November. After-hours trading on the night of the election registered significant losses, but markets quickly rebounded on hopes of lower regulations, lower taxes and a potential pivot toward fiscal policy to help boost economic growth. Low P/E stocks, high dividend-paying stocks and cyclical growth was again back in favor. While the S&P 500 Index gained 11.96% for the year, value stocks, as represented by the Russell 3000 Value Index, gained 18.40%, strongly outpacing growth stocks, as represented by the Russell 3000 Growth Index’s 7.39% gain.

In terms of economic sectors, portfolio positioning by sector weights detracted from overall relative performance compared to the all-equity S&P 500 Index. An underweight to energy – although not large from an absolute sense – detracted from relative performance as energy names rallied strongly during the year and led the S&P 500 Index sector performance. Although the Portfolio increased its investments in energy during the year, it remained slightly underweight relative to the S&P 500 Index. The Portfolio’s underweight to health care names contributed to performance relative to the S&P 500 Index. As the health care space became a hot topic of election campaigns, the portfolio management team was concerned with talk of regulating drug pricing as well as potential changes to the Affordable Care Act.

Security selection detracted from relative performance compared to the S&P 500 Index. Lower-priced and more cyclically-oriented stocks performed best as the mood of investors shifted dramatically during the year. To start the year, investors were quite concerned about global growth, and weak economic data supported this worry. As economic data improved, investors moved toward lower-quality securities that would benefit most from increasing economic growth and focused on bond proxies with higher dividend yields. Selection within information technology detracted from performance relative to the S&P 500 Index, as application software and systems software issues lagged. Selection within health care was additive, as the Portfolio avoided the problems in pharmaceuticals and health care distributors.

Please describe the Portfolio’s participation in up and down markets since its inception.

The Portfolio invests in a combination of stocks, convertible securities and bonds to offer a total-return-oriented investment that seeks to consistently balance risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up-market and down-market capture – whether it is calculated daily, monthly, quarterly, or as we look at the markets – in longer-term trends. In the chart below, you can see how the Portfolio performed through distinct market periods. In the five major market periods shown, the Portfolio has generally participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

Investment Team Discussion

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Portfolio historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the down market was captured by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

How is the Portfolio positioned?

The Portfolio’s largest weightings are found in the information technology and consumer discretionary sectors. Investments in both sectors were reduced during the year, but have increased more recently. Select holdings offer attractive valuations as investors have flocked to higher-dividend securities and to cyclical growth. Financials represent the third-largest sector by weight, and portfolio management has become more optimistic concerning the sector as rising interest rates and the potential for deregulation bode well for financials. While we added some cyclical growth investments, the Portfolio still holds higher-quality secular growth businesses.

4     CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

GROWTH OF $  10,000 FOR 10 YEAR PERIOD ENDED 12/31/16

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 12/31/16

1 YEAR	3 YEARS	5 YEARS	10 YEARS
6.32%	4.73%	7.71%	5.10%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, Inc.

BofA ML All U.S. Convertibles Index (VXA0) is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Investment Team Discussion

What closing thoughts do you have for Portfolio shareholders?

The past calendar year has seen quite a turn of events. After starting the year with relatively dismal economic data and overall poor investor and consumer sentiment, growth began to improve and risk-on trades boosted capital markets. Recent economic data points to improving macro conditions, not only in the U.S., but in many regions around the world. While U.S. monetary policy overall remains accommodative, a pivot toward fiscal stimulus is providing more hope for improved economic growth. Within the U.S., economic data has shown increased growth and rising inflation expectations. Select figures on employment, manufacturing, and consumption are reflecting mostly positive signals. Manufacturing activity and business confidence have substantially increased post-election, and the U.S. consumer remains resilient despite recent higher costs, including energy. This set up works well for more cyclically oriented growth segments of the market, and the portfolio has increased positioning in these areas through the year, most notably within energy earlier in the year. President Trump is building momentum toward reduced regulations and lower taxes, which may further stimulate growth. Yet select policies that may be more protectionist in nature could have mixed consequences for businesses and trading partners. The details of future policies as well as the course and timing for implementation of these policies is still uncertain, which in our view requires taking a balanced approach to cyclical growth and higher quality in investment portfolios.

6     CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2016 to December 31, 2016, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, July 1, 2016 and held through December 31, 2016.

Actual Expenses per $1,000*	$7.97
Actual – Ending Balance	$1,058.10
Hypothetical Expenses per $1,000*	$7.81
Hypothetical – Ending Value	$1,017.39
Annualized expense ratio	1.54%

* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366.

8     CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments  December 31, 2016

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (18.1%)
		Consumer Discretionary (5.7%)
		Ctrip.com International, Ltd.
60,000		1.250%, 10/15/18	$ 69,396
37,000		1.250%, 09/15/22*	35,667
75,000		DISH Network Corp.* 3.375%, 08/15/26	85,391
330,000		Liberty Interactive, LLC* 1.750%, 09/30/46	354,250
		Liberty Media Corp.
225,000		1.375%, 10/15/23	241,924
165,000		2.250%, 09/30/46*	174,364
50,000		Macquarie Infrastructure Corp. 2.000%, 10/01/23	50,378
270,000		Priceline Group, Inc.^ 0.900%, 09/15/21	285,416
145,000		Tesla Motors, Inc. 1.250%, 03/01/21	125,365
			1,422,151

		Energy (0.3%)
60,000		PDC Energy, Inc. 1.125%, 09/15/21	67,266

		Financials (1.3%)
		Ares Capital Corp.
175,000		4.375%, 01/15/19	181,766
135,000		4.750%, 01/15/18	138,674
			320,440

		Health Care (0.5%)
110,000		Hologic, Inc.‡ 0.000%, 12/15/43	135,622

		Industrials (1.8%)
85,000		Air Lease Corp. 3.875%, 12/01/18	114,677
60,000	EUR	Safran, SA 0.000%, 12/31/20	60,540
250,000		Siemens, AG 1.050%, 08/16/17	284,144
			459,361

		Information Technology (7.2%)
28,000		Advanced Micro Devices, Inc. 2.125%, 09/01/26	43,922
135,000		Citrix Systems, Inc. 0.500%, 04/15/19	156,413
70,000		Euronet Worldwide, Inc. 1.500%, 10/01/44	81,464
85,000		Finisar Corp.* 0.500%, 12/15/36	85,956
65,000		Inphi Corp.* 0.750%, 09/01/21	69,980
200,000		Intel Corp. 3.250%, 08/01/39	352,683
PRINCIPAL AMOUNT		VALUE
140,000	Microchip Technology, Inc. 1.625%, 02/15/25	$ 182,631
14,000	NVIDIA Corp. 1.000%, 12/01/18	74,277
140,000	ON Semiconductor Corp. 1.000%, 12/01/20	143,070
205,000	Salesforce.com, Inc. 0.250%, 04/01/18	238,711
	WebMD Health Corp.
75,000	2.625%, 06/15/23*	71,235
25,000	2.500%, 01/31/18	25,689
80,000	Workday, Inc. 0.750%, 07/15/18	83,944
200,000	Yahoo!, Inc. 0.000%, 12/01/18	198,038
		1,808,013

	Materials (0.7%)
55,000	Royal Gold, Inc. 2.875%, 06/15/19	58,069
102,000	RTI International Metals, Inc. 1.625%, 10/15/19	105,534
		163,603

	Real Estate (0.6%)
55,000	Empire State Realty OP, LP* 2.625%, 08/15/19	62,498
75,000	Spirit Realty Capital, Inc. 2.875%, 05/15/19	78,448
		140,946
	TOTAL CONVERTIBLE BONDS (Cost $4,413,086)	4,517,402

CORPORATE BONDS (5.8%)
	Consumer Discretionary (2.9%)
53,000	Dana, Inc. 5.500%, 12/15/24	54,424
	DISH DBS Corp.
70,000	5.875%, 07/15/22	73,850
70,000	5.125%, 05/01/20	72,538
140,000	Expedia, Inc. 5.950%, 08/15/20	153,018
65,000	GameStop Corp.* 6.750%, 03/15/21	65,569
100,000	Home Depot, Inc. 2.700%, 04/01/23	99,733
140,000	L Brands, Inc. 5.625%, 02/15/22	150,237
25,000	Lowe’s Companies, Inc. 3.875%, 09/15/23	26,531
20,000	PVH Corp. 4.500%, 12/15/22	20,350
		716,250

See accompanying Notes to Schedule of Investments	9

Schedule of Investments  December 31, 2016

PRINCIPAL AMOUNT		VALUE

	Consumer Staples (0.6%)
135,000	Wal-Mart Stores, Inc. 3.300%, 04/22/24	$ 139,115

	Financials (0.5%)
50,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	49,902
70,000	Neuberger Berman Group, LLC* 5.875%, 03/15/22	72,435
		122,337

	Health Care (0.1%)
30,000	Universal Health Services, Inc.* 4.750%, 08/01/22	30,469

	Industrials (0.2%)
60,000	Icahn Enterprises, LP 4.875%, 03/15/19	60,825

	Information Technology (1.2%)
20,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	20,662
135,000	Alphabet, Inc. 3.375%, 02/25/24	140,258
65,000	Apple, Inc. 3.450%, 05/06/24	67,105
75,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	74,953
		302,978

	Materials (0.3%)
65,000	Arconic, Inc 5.125%, 10/01/24	67,478

	TOTAL CORPORATE BONDS (Cost $1,417,242)	1,439,452

U.S. GOVERNMENT AND AGENCY SECURITIES (0.7%)
	United States Treasury Note
125,000	1.125%, 06/30/21	120,980
125,000	1.625%, 05/15/26	58,704

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $186,794)	179,684

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (8.8%)
	Energy (0.9%)
875	CenterPoint Energy, Inc. (Time Warner, Inc., Charter Communications, Time, Inc.)‡§ 4.184%	58,773
2,260	Hess Corp. 8.000%	166,472
		225,245

NUMBER OF SHARES		VALUE

	Financials (1.0%)
4,550	Affiliated Managers Group, Inc. 5.150%	$ 246,446

	Health Care (0.9%)
165	Allergan, PLC 5.500%	125,806
2,310	Anthem, Inc. 5.250%	108,454
		234,260

	Industrials (0.3%)
1,250	Rexnord Corp. 5.750%	60,688

	Real Estate (1.0%)
	American Tower Corp.
2,000	5.250%	209,480
350	5.500%	36,575
		246,055

	Telecommunication Services (1.0%)
685	Alibaba Exchangeable (Softbank)*§ 5.750%	74,681
1,925	T-Mobile USA, Inc. 5.500%	181,797
		256,478

	Utilities (3.7%)
	Dominion Resources, Inc.
2,800	6.375%	140,168
444	6.750%	22,467
1,500	DTE Energy Company 6.500%	79,152
5,230	Exelon Corp. 6.500%	253,184
1,300	Great Plains Energy, Inc. 7.000%	65,780
6,200	NextEra Energy, Inc. 6.371%	354,950
		915,701

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,038,212)	2,184,873

COMMON STOCKS (62.9%)
	Consumer Discretionary (7.6%)
505	Amazon.com, Inc.#	378,684
3,920	Comcast Corp. - Class A	270,676
2,155	Home Depot, Inc.	288,943
1,685	Lowe’s Companies, Inc.	119,837
4,016	Newell Rubbermaid, Inc.	179,314
2,335	Nike, Inc. - Class B	118,688
5,480	Starbucks Corp.	304,250
2,150	Walt Disney Company	224,073
		1,884,465

10 CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments  December 31, 2016

NUMBER OF SHARES		VALUE

	Consumer Staples (7.9%)
5,804	Coca-Cola Company	$ 240,634
1,970	Costco Wholesale Corp.	315,417
6,500	Mondelez International, Inc. - Class A	288,145
2,925	PepsiCo, Inc.	306,043
1,550	Philip Morris International, Inc.	141,809
3,516	Procter & Gamble Company	295,625
1,775	Wal-Mart Stores, Inc.	122,688
3,000	Walgreens Boots Alliance, Inc.	248,280
		1,958,641

	Energy (5.4%)
1,525	Anadarko Petroleum Corp.~	106,338
1,175	Chevron Corp.	138,298
1,200	EOG Resources, Inc.~	121,320
4,750	Exxon Mobil Corp.	428,735
2,900	Halliburton Company	156,861
2,510	Occidental Petroleum Corp.	178,787
415	Pioneer Natural Resources Company	74,729
1,665	Schlumberger, Ltd.	139,777
		1,344,845

	Financials (10.6%)
4,345	American International Group, Inc.	283,772
9,285	Bank of America Corp.	205,198
3,200	Bank of New York Mellon Corp.~	151,616
1,675	BB&T Corp.	78,759
6,000	Citigroup, Inc.	356,580
315	Goldman Sachs Group, Inc.	75,427
3,325	Intercontinental Exchange, Inc.	187,597
7,325	JPMorgan Chase & Company	632,074
2,609	MetLife, Inc.	140,599
1,840	Morgan Stanley	77,740
700	PNC Financial Services Group, Inc.	81,872
6,550	Wells Fargo & Company	360,970
		2,632,204

	Health Care (8.9%)
2,650	Baxter International, Inc.	117,501
1,075	Cardinal Health, Inc.	77,368
1,960	Celgene Corp.#	226,870
1,825	Gilead Sciences, Inc.	130,688
3,900	Johnson & Johnson	449,319
1,500	Medtronic, PLC	106,845
4,395	Merck & Company, Inc.	258,734
9,315	Pfizer, Inc.	302,551
1,080	Stryker Corp.	129,395
2,055	UnitedHealth Group, Inc.	328,882
935	Zimmer Biomet Holdings, Inc.	96,492
		2,224,645

NUMBER OF SHARES		VALUE

	Industrials (8.9%)
980	Boeing Company	$ 152,566
4,000	CSX Corp.~	143,720
3,850	Delta Air Lines, Inc.	189,382
2,475	Eaton Corp., PLC	166,048
9,425	General Electric Company	297,830
2,550	Honeywell International, Inc.	295,417
494	Lockheed Martin Corp.	123,470
590	Northrop Grumman Corp.	137,222
3,000	Southwest Airlines Company	149,520
1,400	Union Pacific Corp.	145,152
1,965	United Parcel Service, Inc. - Class B	225,268
1,874	United Technologies Corp.	205,428
		2,231,023

	Information Technology (11.9%)
1,570	Accenture, PLC - Class A	183,894
810	Alphabet, Inc. - Class A#	641,885
6,970	Apple, Inc.	807,265
1,900	Facebook, Inc. - Class A#	218,595
894	Lam Research Corp.	94,523
2,865	MasterCard, Inc. - Class A	295,811
9,430	Microsoft Corp.	585,980
2,350	QUALCOMM, Inc.	153,220
		2,981,173

	Real Estate (0.5%)
1,441	Crown Castle International Corp.	125,036

	Telecommunication Services (1.2%)
2,950	AT&T, Inc.~	125,464
3,475	Verizon Communications, Inc.	185,495
		310,959

	TOTAL COMMON STOCKS (Cost $12,509,944)	15,692,991

NUMBER OF CONTRACTS		VALUE

PURCHASED OPTIONS (0.2%) #
	Other (0.2%)
	S&P 500 Index
5	Put, 02/28/17, Strike $2,200.00	16,625
5	Put, 02/28/17, Strike $2,250.00	25,275
2	Put, 01/13/17, Strike $2,240.00	3,950

	TOTAL PURCHASED OPTIONS (Cost $41,852)	45,850

See accompanying Notes to Schedule of Investments	11

Schedule of Investments  December 31, 2016

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENTS (5.2%)
651,582	Fidelity Prime Money Market Fund - Institutional Class	$ 651,843
651,074	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	651,074

	TOTAL SHORT TERM INVESTMENTS (Cost $1,302,913)	1,302,917

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
15,656	Deutsche Bank Securities, Inc.† 0.450%, 01/03/17	15,656
37,261	Federal Home Loan Bank Discount Notes 0.000%, 01/13/17	37,261
15,365	Goldman Sachs Financial Square Government Fund	15,365

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $68,282)	68,282

	TOTAL INVESTMENTS (102.0%) (Cost $21,978,325)	25,431,451

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)		(68,282)

LIABILITIES, LESS OTHER ASSETS (-1.7%)		(421,728)

NET ASSETS (100.0%)		$24,941,441

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

JPMorgan Chase Bank, N.A.	European Monetary Unit	01/24/17	6,000	6,323	(255)
					$(255)

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS

Citibank N.A.	European Monetary Unit	01/24/17	73,000	76,926	4,463
Goldman Sachs & Company	European Monetary Unit	01/24/17	30,000	31,614	1,129
Northern Trust Company	European Monetary Unit	01/24/17	5,000	5,269	(366)
					$5,226

NUMBER OF CONTRACTS		VALUE

WRITTEN OPTIONS (0.0%) #
	Other (0.0%)
	S&P 500 Index
4	Put, 02/28/17, Strike $2,100.00	$ (5,980)
2	Put, 01/13/17, Strike $2,150.00	(670)

	TOTAL WRITTEN OPTIONS (Premium $5,319)	(6,650)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at December 31, 2016.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $529,933.

†	Repurchase agreement collateralized by the following security: $16,008 United States Treasury Note, 1.75%, 03/31/22.

FOREIGN CURRENCY ABBREVIATION
EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

12 CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Statement of Assets and Liabilities  December 31, 2016

ASSETS
Investments in securities, at value (cost $21,978,325)	$25,431,451
Restricted cash for collateral on securities loaned	67,343
Unrealized appreciation on forward foreign currency contracts	5,952
Receivables:
Accrued interest and dividends	67,183
Investments sold	31,553
Portfolio shares sold	397
Prepaid expenses	306
Other assets	103,472
Total assets	25,707,657
LIABILITIES
Collateral for securities loaned	135,625
Options written, at value (premium $5,319)	6,650
Unrealized depreciation on forward foreign currency contracts	981
Payables:
Investments purchased	448,458
Portfolio shares redeemed	1,486
Affiliates:
Investment advisory fees	15,941
Deferred compensation to trustees	103,472
Financial accounting fees	248
Trustees’ fees and officer compensation	155
Other accounts payable and accrued liabilities	53,200
Total liabilities	766,216
NET ASSETS	$24,941,441
COMPOSITION OF NET ASSETS
Paid in capital	$21,707,646
Undistributed net investment income (loss)	(324,002)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	101,031
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	3,456,766
NET ASSETS	$24,941,441
Shares outstanding (no par value; unlimited number of shares authorized)	1,751,320
Net asset value and redemption price per share	$14.24

See accompanying Notes to Financial Statements	13

Statement of Operations  Year Ended December 31, 2016

INVESTMENT INCOME
Interest	$195,858
Dividends	463,932
Securities lending income	782
Total investment income	660,572
EXPENSES
Investment advisory fees	187,793
Legal fees	74,125
Audit fees	56,567
Printing and mailing fees	33,901
Trustees’ fees and officer compensation	13,673
Transfer agent fees	8,128
Financial accounting fees	2,911
Other	14,914
Total expenses	392,012
NET INVESTMENT INCOME (LOSS)	268,560
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	1,264,815
Purchased options	(122,005)
Foreign currency transactions	5,503
Written options	79,834
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(4,596)
Purchased options	3,998
Foreign currency translations	3,120
Written options	(1,331)
NET GAIN (LOSS)	1,229,338
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,497,898

14 CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
OPERATIONS
Net investment income (loss)	$268,560	$368,582
Net realized gain (loss)	1,228,147	577,711
Change in unrealized appreciation/(depreciation)	1,191	(617,208)
Net increase (decrease) in net assets resulting from operations	1,497,898	329,085
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(596,728)	(732,340)
Net realized gains	(627,121)	(1,041,589)
Total distributions	(1,223,849)	(1,773,929)
CAPITAL SHARE TRANSACTIONS
Issued	1,348,593	1,790,518
Issued in reinvestment of distributions	1,223,849	1,773,929
Redeemed	(4,187,937)	(3,584,579)
Net increase (decrease) in net assets from capital share transactions	(1,615,495)	(20,132)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,341,446)	(1,464,976)
NET ASSETS
Beginning of year	$26,282,887	$27,747,863
End of year	24,941,441	26,282,887
Undistributed net investment income (loss)	$(324,002)	$(181,845)
CAPITAL SHARE TRANSACTIONS
Shares issued	97,235	122,277
Shares issued in reinvestment of distributions	85,788	122,803
Shares redeemed	(299,467)	(243,851)
Net increase (decrease) in capital shares outstanding	(116,444)	1,229

See accompanying Notes to Financial Statements	15

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Portfolio adheres to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Portfolio Valuation. The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

16     CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of December 31, 2016. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2013 - 2016 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Notes to Financial Statements

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the year the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $103,472 is included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2016. The Portfolio obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at December 31, 2016.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended December 31, 2016 were as follows:

	U.S. GOVERNMENT SECURITIES	OTHER
Cost of purchases	$186,694	$6,650,414
Proceeds from sales	—	9,116,926

18     CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

The following information is presented on a federal income tax basis as of December 31, 2016. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at December 31, 2016 was as follows:

Cost basis of investments	$22,122,172
Gross unrealized appreciation	3,790,162
Gross unrealized depreciation	(480,883)
Net unrealized appreciation (depreciation)	$3,309,279

Note 4 – Income Taxes

For the fiscal year ended December 31, 2016, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income/(loss)	$186,011
Accumulated net realized gain/(loss) on investments	$(186,011)

Distributions for the year were characterized for federal income tax purposes as follows:

Distributions paid from:	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Ordinary income	$596,728	$932,337
Long-term capital gains	627,121	841,592

As of December 31, 2016, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$3,474
Undistributed capital gains	19,760
Total undistributed earnings	23,234
Accumulated capital and other losses	—
Net unrealized gains/(losses)	3,312,919
Total accumulated earnings/(losses)	3,336,153
Other	(102,358)
Paid-in capital	21,707,646
Net assets applicable to common shareholders	$24,941,441

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio engages in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. When a Portfolio is required to post collateral under

Notes to Financial Statements

the terms of a derivatives transaction and master netting agreement, the Portfolio’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Portfolio, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Portfolio defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Portfolio’s custodian. The master netting agreement provides, in relevant part, that the Portfolio may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of December 31, 2016, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Equity Risk. The Portfolio engages in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of December 31, 2016, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the year ended December 31, 2016, the Portfolio had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at December 31, 2015	—	$—
Options written	254	163,131
Options closed	(74)	(124,635)
Options exercised	—	—
Options expired	(174)	(33,177)
Options outstanding at December 31, 2016	6	$5,319

20     CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

As of December 31, 2016, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts (1)	$5,952	$981
Options purchased (2)	45,850	—
Options written (3)	—	6,650
	$51,802	$7,631

(1)	Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.
(2)	Generally, the Statement of Assets and Liabilities location for Options purchased is Investments in securities, at value.
(3)	Generally, the Statement of Assets and Liabilities location for Options written is Options written, at value.

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of December 31, 2016:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank N.A.	ISDA	$4,498	$35	$—	$4,463	$—
Goldman Sachs & Company	ISDA	1,129	—	—	1,129	—
JPMorgan Chase Bank N.A.	ISDA	—	255	—	—	255
Northern Trust Company	ISDA	325	691	—	—	366
		$5,952	$981	$—	$5,592	$621

For the year ended December 31, 2016, the volume of derivative activity for the Portfolio is reflected below:*

VOLUME
Forward foreign currency contracts	600,528
Options contracts purchased	152
Options contracts written	254

* Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset (Investment in securities, at value or Restricted cash for collateral on securities loaned) and the value of the collateral as a liability (Collateral for securities loaned) on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio will pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral

Notes to Financial Statements

or in the value of the securities loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At December 31, 2016, the Portfolio held fixed income securities valued at $132,137 that were on loan to broker-dealers and banks. The Portfolio also held collateral in short term investments and restricted cash of $68,282, and $67,343, respectively, $3,488 in excess amount due to counterparty, and reflected a corresponding liability for such collateral of $135,625.

Repurchase agreements involve the Portfolio purchasing securities from a seller, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Portfolio’s securities lending agent, on behalf of the Portfolio participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of the Portfolio or sold for cash. The Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Portfolio is less than the repurchase price and the Portfolio’s costs associated with the delay and enforcement of the MRA. Repurchase agreements held as of December 31, 2016 are reflected in the Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements at year end.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.
•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.
•	Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$4,517,402	$—	$4,517,402
Corporate Bonds	—	1,439,452	—	1,439,452
U.S. Government and Agency Securities	—	179,684	—	179,684
Convertible Preferred Stocks	1,665,133	519,740	—	2,184,873
Common Stocks U.S.	15,692,991	—	—	15,692,991
Purchased Options	45,850	—	—	45,850
Short Term Investments	1,302,917	—	—	1,302,917
Investment of Cash Collateral For Securities Loaned	15,365	52,917	—	68,282
Forward Foreign Currency Contracts	—	5,952	—	5,952
TOTAL	$18,722,256	$6,715,147	$—	$25,437,403
Liabilities:
Written Options	$6,650	$—	$—	$6,650
Forward Foreign Currency Contracts	—	981	—	981
TOTAL	$6,650	$981	$—	$7,631

22     CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.07	$14.87	$15.48	$14.07	$13.41
Income from investment operations:
Net investment income (loss)(a)	0.15	0.20	0.20	0.20	0.21
Net realized and unrealized gain (loss)	0.74	(0.03)	0.84	2.09	0.92
Total from investment operations	0.89	0.17	1.04	2.29	1.13
Less distributions to common shareholders from:
Net investment income	(0.35)	(0.40)	(0.15)	(0.17)	(0.29)
Net realized gains	(0.37)	(0.57)	(1.50)	(0.71)	(0.18)
Total distributions	(0.72)	(0.97)	(1.65)	(0.88)	(0.47)
Net asset value, end of year	$14.24	$14.07	$14.87	$15.48	$14.07
Total investment return based on:
Net asset value(b)	6.32%	1.12%	6.84%	16.40%	8.43%
Net assets, end of year (000)	$24,941	$26,283	$27,748	$28,171	$26,645
Ratios to average net assets applicable to common shareholders:
Net expenses	1.57%	1.46%	1.41%	1.39%	1.35%
Net investment income (loss)	1.07%	1.36%	1.26%	1.37%	1.46%
Portfolio turnover rate	28.5%	21.4%	47.6%	63.8%	44.1%
(a)	Net investment income allocated based on average shares method.
(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Advisors Trust

We have audited the accompanying statement of assets and liabilities of Calamos Growth and Income Portfolio, the sole portfolio constituting the Calamos Advisors Trust (the “Trust”), including the schedule of investments, as of December 31, 2016, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Growth and Income Portfolio of the Calamos Advisors Trust as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 10, 2017

24     CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustee Approval of Management Agreement  (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of Calamos Advisors Trust (“Trust”) oversees the Portfolio’s management, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors. Under the management agreement Calamos Advisors serves as the investment manager and administrator for the Trust and the Portfolio. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 30 - July 1, 2016, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Portfolio were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to the Portfolio through July 31, 2017, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Portfolio as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Portfolio, (v) whether economies of scale may be realized as the Portfolio grows and whether potential economies may be shared, in some measure, with Portfolio investors and (vi) other benefits to the Adviser from its relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement.

Nature, Extent and Quality of Services. The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Portfolio into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Portfolio; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Portfolio; and the Adviser’s performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Portfolio. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Portfolio, which further aligns the interests of the Adviser and its personnel with those of the Portfolio’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Portfolio’s Chief Compliance Officer. The Board also considered the information provided by the Adviser regarding the Portfolio’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added or planned to be added to the investment teams, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Portfolio. The Board considered the Portfolio’s investment performance over various time periods, including how the Portfolio performed compared to the median performance of a group of comparable funds (the Portfolio’s “Category”) selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2016, except where otherwise noted. Where available, the Board considered one-, three-, five- and ten-year performance. To the extent the Board considered data for periods other than those ending on March 31, 2016 or considered comparative data in addition to that of the Category, the data was still produced by the independent third-party service provider. The Board considered that the Portfolio outperformed its Category median during the one- and three-year periods, though the Portfolio underperformed during the other periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Portfolio’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Portfolio’s “Expense Group”), and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.

Trustee Approval of Management Agreement  (Unaudited)

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Portfolio, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Portfolio, the more extensive regulatory obligations and risks associated with managing the Portfolio, and other financial considerations with respect to creation and sponsorship of the Portfolio. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management and (v) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Portfolio’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Portfolio’s investment manager and of the Adviser and its affiliates in all of their relationships with the Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolio and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Portfolio’s management fee rate and total expense ratio are both higher than the respective medians of the Portfolio’s Expense Group. The Board reviewed the Portfolio’s expenses in light of its performance record.

Economies of Scale. The Board considered whether the Portfolio’s management fee shares with shareholders potential economies of scale that may be achieved by Calamos Advisors. The Board concluded that the fee schedule for the Portfolio was appropriate at current asset levels.

Other Benefits Derived from the Relationship with the Portfolio. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Portfolio. The Board concluded that while the Adviser may potentially benefit from its relationship with the Portfolio in ways other than the fees payable by the Portfolio, the Portfolio also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of the Adviser and concluded, based on reports from the Portfolio’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for the Portfolio with the Adviser was in the best interest of the Portfolio and its shareholders.

26     CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Tax Information  (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2017, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Portfolio hereby designates $627,121 as capital gain dividends for the fiscal year ended December 31, 2016.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $368,734, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2016.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 58.34% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2016.

Trustees and Officers  (Unaudited)

The management of the Portfolio, including general supervision of the duties performed for the Portfolio under the investment management agreement between the Portfolio and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Portfolio shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Portfolio, number of portfolios in the Calamos Portfolio Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:
John P. Calamos, Sr., 1940*	Trustee and President (since 1988)	23

Chairman, and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), prior thereto, Chief Executive Officer and Global Co-Chief Investment Officer (until 2016), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:
John E. Neal, 1950	Trustee (since 2001)	23	Private investor; Director, Equity Residential Trust (publicly- owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)
William R. Rybak, 1951	Trustee (since 2002)	23	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)
Stephen B. Timbers, 1944	Trustee (since 2004); Lead Independent Trustee (since 2005)	23	Private investor
David D. Tripple, 1944	Trustee (since 2006)	23	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***
Virginia G. Breen, 1952	Trustee (since 2015)	23	Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Partner, Chelsea Partners (since 2011) (advisory services); Director, Bank of America/US Trust Company (until 2015); General Partner, Sienna Ventures (until 2011); General Partner, Blue Rock Capital (until 2011) (venture capital fund)
Theresa A. Hamacher, 1960	Trustee (since 2015)	23	President, Versanture Consulting, LLC (since 2015); President, NICSA, Inc. (non-profit association for investment management industry participants) (until 2015)

*

Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.
***	Overseeing three portfolios in fund complex.
****	Overseeing six portfolios in fund complex.
*****	Overseeing eight portfolios in fund complex.

^

The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

28     CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustees and Officers  (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is President of the Portfolio. The following table sets forth each other officer’s name, year of birth, position with the Portfolio and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Robert Behan, 1964	Vice President (since September 2013)	President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013)
Thomas Herman, 1961	Vice President and Chief Financial Officer (since 2016)	Senior Vice President and Chief Financial Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)
Curtis Holloway, 1967	Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)
J. Christopher Jackson, 1951	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)
John S. Koudounis, 1966	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.
Mark J. Mickey, 1951	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, 2016, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the audited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after March 31, 2017, updated performance data for the most recently completed calendar quarter.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2017 Calamos Investments, LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments, LLC.
KCLSAN 2146 2016

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	12/31/2015	12/31/2016
Audit Fees(a)	$30,300	$30,300
Audit-Related Fees(b)	$25,900	$32,500
Tax Fees(c)	$—	$667
All Other Fees(d)	$—	$—
Total	$56,200	$63,467

(a)	Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d)	All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e)	(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e) (2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment advisor or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	12/31/2015	12/31/2016
Registrant	$—	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 10, 2017

By:	/s/ Thomas Herman
Name:	Thomas Herman
Title:	Principal Financial Officer
Date:	February 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 10, 2017

By:	/s/ Thomas Herman
Name:	Thomas Herman
Title:	Principal Financial Officer
Date:	February 10, 2017